Exhibit 21
JPMorgan Chase & Co.
List of subsidiaries

December 31, 2012 Name	Organized Under The Laws Of
Banc One Building Management Corporation	Wisconsin
Banc One Capital Holdings LLC	Delaware
BOCP Holdings Corporation	Ohio
Banc One Capital Partners IV, Ltd.	Ohio
BOCF, LLC	Delaware
JPM Mezzanine Capital, LLC	Delaware
Banc One Financial LLC	Delaware
JPMorgan Capital Corporation	Delaware
First Chicago Leasing Corporation	Delaware
FM Holdings I, Inc.	Delaware
OX FCL Two, Inc.	Delaware
NLTC Fund Holdings I, Inc.	Delaware
GTC Fund V Holdings, Inc.	Delaware
GTC Fund IV Holdings, Inc.	Delaware
GTC Fund III Holdings, Inc.	Delaware
GHML Holdings II, Inc.	Delaware
GHML Holdings I, Inc.	Delaware
First Chicago Lease Holdings, Inc.	Delaware
Palo Verde Leasing Corporation	Delaware
JPMorgan Housing Corporation	Delaware
Cooper Project, L.L.C.	Delaware
J.P. Morgan Mansart Investments	France
Lenox Court Associates, Ltd	Florida
SAHP 130 Holdings, Inc.	Delaware
First Chicago Capital Corporation	Delaware
JPMorgan Capital (Canada) Corp.	Canada
One Mortgage Partners Corp.	Vermont
OEP Holding Corporation	Delaware
OEP Parent LLC	Delaware
Bank One Investment LLC	Delaware
Banc One Equity Capital Fund II, L.L.C.	Delaware
Banc One Equity Capital II, L.L.C.	Delaware
One Equity Partners LLC	Delaware
One Equity Partners II, L.P.	Cayman Islands
One Equity Partners III, L.P.	Cayman Islands
One Equity Partners IV, L.P.	Cayman Islands
One Equity Partners V, L.P.	Cayman Islands
Chase Travel Investment I, LLC	Delaware
SapoToro B.V.	Netherlands
VAC Holdings II (Cayman) Limited	Cayman Islands
Banc One Neighborhood Development Corporation	Ohio
Bear Stearns Irish Holdings Inc.	Delaware
Bear Stearns Ireland Limited	Ireland
Bear Stearns International Funding I S.à r.l.	Luxembourg
J.P. Morgan Dublin Financial Holdings Limited	Ireland
J.P. Morgan Bank Dublin plc	Ireland
Bear Stearns International Funding II S.à r.l.	Luxembourg
Bryant Financial Corporation	California
Chase Capital Holding Corporation	Delaware
Chase Capital Corporation	Delaware
Chase Capital Credit Corporation	Delaware
Chase Lincoln First Commercial Corporation	Delaware
Chase Manhattan Realty Leasing Corporation	New York
Palo Verde 1-PNM August 50 Corporation	Delaware
Palo Verde 1-PNM December 75 Corporation	Delaware
PV2-APS 150 Corporation	Delaware
Chatham Ventures, Inc.	New York

December 31, 2012 Name	Organized Under The Laws Of
J.P. Morgan Partners (BHCA), L.P.	California
CVCA, LLC	Delaware
Chemical Investments, Inc.	Delaware
Clintstone Properties Inc.	New York
Hambrecht & Quist California	California
H&Q Holdings Inc.	Delaware
Homesales, Inc.	Delaware
J.P. Morgan Broker-Dealer Holdings Inc.	Delaware
J.P. Morgan Securities LLC	Delaware
J.P. Morgan Clearing Corp.	Delaware
J.P. Morgan Capital Financing Limited	United Kingdom
Robert Fleming Holdings Limited	United Kingdom
Copthall Overseas Limited	United Kingdom
J.P. Morgan Management (Jersey) Limited	Jersey
J.P. Morgan Chase International Financing Limited	United Kingdom
Chase Commercial Corporation	Delaware
J.P. Morgan Chase Community Development Corporation	Delaware
J.P. Morgan Chase National Corporate Services, Inc.	New York
J.P. Morgan Equity Holdings, Inc.	Delaware
JPM Capital Corporation	Delaware
JPMC Wind Assignor Corporation	Delaware
JPMC Wind Investment LLC	Delaware
JPMC Wind Investment Portfolio LLC	Delaware
JPM Heartland Wind I, LLC	Delaware
JPM Penta Wind, LLC	Delaware
CMC Holding Delaware Inc.	Delaware
Chase Bank USA, National Association	United States
Chase BankCard Services, Inc.	Delaware
Chase BankCard LLC	Delaware
J.P. Morgan Trust Company of Delaware	Delaware
JPMorgan Bank and Trust Company, National Association	United States
J.P. Morgan Finance Holdings (Japan) LLC	Delaware
J.P.Morgan Finance Japan YK	Japan
J.P. Morgan GT Corporation	Delaware
J.P. Morgan Insurance Holdings, L.L.C.	Arizona
Banc One Insurance Company	Vermont
Chase Insurance Agency, Inc.	Wisconsin
J.P. Morgan International Holdings LLC	Delaware
J.P. Morgan Trust Company (Cayman) Limited	Cayman Islands
J.P. Morgan Trust Company (Bahamas) Limited	The Bahamas
J.P. Morgan Invest Holdings LLC	Delaware
J.P. Morgan Retirement Plan Services LLC	Delaware
J.P. Morgan Partners (23A Manager), LLC	Delaware
J.P. Morgan Private Investments Inc.	Delaware
J.P. Morgan Services Asia Holdings, Inc.	Delaware
J.P. Morgan Services Asia Holdings Limited	Mauritius
J.P. Morgan Services India Private Limited	India
J.P. Morgan Ventures Energy Corporation	Delaware
JPMorgan Ventures Energy (Asia) Pte Ltd	Singapore
BE Investment Holding Inc.	Delaware
Arroyo Energy Investors LLC	Delaware
Okwari CB Holdings LP	Delaware
Argonaut Power LP	Delaware
J.P. Morgan Commodities Canada Corporation	Canada
J.P. Morgan China Commodities Corporation	Peoples Republic of China
Carbon Acquisition Company Limited	Jersey
ECOSECURITIES GROUP PLC	Ireland
Trading & Transportation Management LLC	Delaware
J.P. Morgan Metals Group Limited	United Kingdom
J.P. Morgan Metals Limited	United Kingdom
Henry Bath & Son Limited	United Kingdom

December 31, 2012 Name	Organized Under The Laws Of
Henry Bath Singapore Pte Ltd	Singapore
Henry Bath LLC	Delaware
Henry Bath BV	Netherlands
J.P. Morgan Energy Trading Holdings Ltd.	United Kingdom
J.P. Morgan Energy Europe Ltd.	United Kingdom
J.P. Morgan Energy Europe s.r.o.	Czech Republic
J.P. Morgan Commodities Sarl	Switzerland
TTMI Sarl	Switzerland
JPM Ventures Energy Mexico S. de R.L. de C.V.	Mexico
JPM International Consumer Holding Inc.	Delaware
JPM International Consumer Holding, LLC	Delaware
JPMorgan Asset Management Holdings Inc.	Delaware
J.P. Morgan Alternative Asset Management, Inc.	Delaware
JPMorgan Asset Management (Asia) Inc.	Delaware
JPMorgan Asset Management (Taiwan) Limited	Taiwan
JPMorgan Asset Management (Japan) Limited	Japan
JPMAM Japan Cayman Fund Limited	Cayman Islands
JF Asset Management Limited	Hong Kong
JPMorgan Funds (Taiwan) Limited	Taiwan
JPMorgan Funds (Asia) Limited	Hong Kong
JPMorgan Asset Management (Singapore) Limited	Singapore
JPMorgan Asset Management (Korea) Company Limited	Korea, South
JPMorgan Asset Management India Private Limited	India
JPMorgan Asset Management Real Assets (Asia) Limited	Hong Kong
JPMorgan Asset Management (Canada) Inc.	Canada
J.P. Morgan Investment Management Inc.	Delaware
J.P. Morgan Direct Investors L.P.	Delaware
DVCMM LLC	Delaware
JPMPEG LLC	Delaware
JPMorgan Global Absolute Return Strategies Fund LLC	Delaware
SMF Global GP LLC	Delaware
JPMorgan Absolute Return Credit Fund LLC	Delaware
J.P. Morgan Research Total Return Fund LLC	Delaware
J. P. Morgan Research Total Return Master Fund Ltd	Cayman Islands
JPMorgan Distressed Debt Opportunities Fund LLC	Delaware
JPMorgan Distressed Debt Opportunities Master Fund Ltd.	Cayman Islands
JPMorgan Distressed Debt Fund LLC	Delaware
JPMorgan Distressed Debt Master Fund Ltd.	Cayman Islands
Junius Woodfield Carry LLC	Delaware
Junius Woodfield CIP LLC	Delaware
Junius Woodfield LP	Delaware
Junius Woodfield SPV LLC	Delaware
JPMorgan Asset Management International Limited	United Kingdom
JPMorgan Asset Management Holdings (UK) Limited	United Kingdom
JPMorgan Asset Management Marketing Limited	United Kingdom
J.P. Morgan Trustee & Administration Services Limited	United Kingdom
JPMorgan Funds Limited	United Kingdom
JPMorgan Asset Management Holdings (Luxembourg) S.à r.l.	Luxembourg
JPMorgan Asset Management (Europe) S.à r.l.	Luxembourg
J.P. Morgan GMIF (GP) Limited	United Kingdom
JPMorgan Life Limited	United Kingdom
JPMorgan Investments Limited	United Kingdom
JPMorgan Asset Management Luxembourg S.A.	Luxembourg
JPMorgan Asset Management (UK) Limited	United Kingdom
Security Capital Research & Management Incorporated	Delaware
Highbridge Capital Management, LLC	Delaware
Highbridge Capital Management (UK), Ltd.	United Kingdom
Highbridge Capital Management (Hong Kong), Limited	Hong Kong
Highbridge Capital Administrators, LLC	Delaware
Highbridge Principal Strategies, LLC	Delaware
Highbridge Principal Strategies (UK) I, Ltd	United Kingdom

December 31, 2012 Name	Organized Under The Laws Of
Highbridge Principal Strategies (UK), LLP	United Kingdom
Highbridge Principal Strategies Mezzanine Partners Offshore GP, L.P.	Cayman Islands
Highbridge Principal Strategies Mezzanine Partners GP, L.P.	Delaware
JPMorgan LDHES LLC	Delaware
J.P. Morgan Fund Investor LLC	Delaware
Constellation Venture Capital III (EF), L.P.	Delaware
HCM Participacoes Brasil Ltda.	Brazil
Gavea Investimentos Ltda.	Brazil
JPMorgan Asset Management Private Equity (China) LLC	Delaware
Gavea Equity Fund, L.P.	Delaware
Gavea Equity Master Fund SPC	Cayman Islands
JPMorgan Chase Bank, Dearborn	Michigan
JPMorgan Chase Bank, National Association	United States
Chase Community Development Corporation	Delaware
J.P. Morgan International Inc.	United States
Bank One International Holdings Corporation	United States
J.P. Morgan International Finance Limited	United States
J.P. Morgan Bank Canada	Canada
J.P. Morgan Beteiligungs-und Verwaltungsgesellschaft mbH	Germany
J.P. Morgan AG	Germany
NorChem Participacoes e Consultoria S.A.	Brazil
Norchem Holdings e Negocios S.A.	Brazil
J.P. Morgan Grupo Financiero S.A. De C.V.	Mexico
J.P. Morgan Casa de Bolsa, S.A. de C.V., J.P. Morgan Grupo Financiero	Mexico
Banco J.P. Morgan S.A., Institucion de Banca Multiple, J.P. Morgan Grupo Financiero	Mexico
Fideicomiso Socio Liquidador de Posición de Terceros F00265	Mexico
Banco J.P. Morgan S.A.	Brazil
J.P. Morgan S.A. Distribuidora de Titulos e Valores Mobiliarios	Brazil
J.P. Morgan Corretora de Cambio e Valores Mobiliarios S.A.	Brazil
Atacama Multimercado - Fundo de Investimento	Brazil
J.P. Morgan Trust Company (Jersey) Limited	Jersey
CB "J.P. Morgan Bank International" (LLC)	Russia
J.P. Morgan Bank Luxembourg S.A.	Luxembourg
J.P. Morgan Bank (Ireland) plc	Ireland
J.P. Morgan Administration Services (Ireland) Limited	Ireland
J.P. Morgan Chase Bank Berhad	Malaysia
Chase Manhattan Holdings Limitada	Brazil
J.P. Morgan Securities (C.I.) Limited	Jersey
Sibelius Corporation	Delaware
Inversiones J.P. Morgan Limitada	Chile
J.P. Morgan Corredores de Bolsa SpA	Chile
J.P. Morgan Funding South East Asia Private Limited	Singapore
J.P. Morgan (S.E.A.) Limited	Singapore
J.P. Morgan Capital Holdings Limited	United Kingdom
J.P. Morgan Chase (UK) Holdings Limited	United Kingdom
J.P. Morgan Chase International Holdings	United Kingdom
J.P. Morgan EU Holdings Limited	United Kingdom
J.P. Morgan Equities South Africa Proprietary Limited	South Africa
J.P. Morgan (SC) Limited	United Kingdom
J.P. Morgan International Bank Limited	United Kingdom
J.P. Morgan Securities plc	United Kingdom
J.P. Morgan Europe Limited	United Kingdom
Morgan Property Development Company Limited	United Kingdom
JPMorgan Servicios Auxiliares, S.A.	Spain
J.P. Morgan Limited	United Kingdom
J.P. Morgan Chase Finance Limited	United Kingdom
JPMorgan Cazenove Holdings	United Kingdom
J.P. Morgan Cazenove Limited	United Kingdom
JPMorgan Cazenove Service Company	United Kingdom
J.P. Morgan Holdings B.V.	Netherlands
J.P. Morgan International Holdings Limited	Cayman Islands

December 31, 2012 Name	Organized Under The Laws Of
JPMorgan Securities (Malaysia) Sdn. Bhd.	Malaysia
J.P. Morgan Securities Thailand Holdings Limited	British Virgin Islands
PGW Limited	Thailand
JPMorgan Securities (Thailand) Limited	Thailand
J.P. Morgan Securities Singapore Private Limited	Singapore
Jadeling Malaysia Holdings Limited	British Virgin Islands
J.P. Morgan Services (Malaysia) Sdn. Bhd.	Malaysia
J.P. Morgan India Securities Holdings Limited	Mauritius
J.P. Morgan India Private Limited	India
J.P. Morgan Indonesia Holdings (B.V.I.) Limited	British Virgin Islands
J.P. Morgan Holdings (Hong Kong) Limited	Hong Kong
Copthall Mauritius Investment Limited	Mauritius
J.P. Morgan Securities (Far East) Limited	Hong Kong
J.P. Morgan Broking (Hong Kong) Limited	Hong Kong
J.P. Morgan Futures Co., Limited	Peoples Republic of China
Crosby Sterling (Holdings) Limited	United Kingdom
J.P. Morgan Securities Holdings (Hong Kong) Limited	Hong Kong
J.P. Morgan Securities (Asia Pacific) Limited	Hong Kong
J.P. Morgan Securities Holdings (Caymans) Limited	Cayman Islands
J.P. Morgan Securities Philippines, Inc.	Philippines
J.P. Morgan Overseas Capital Corporation	Delaware
PT J.P. Morgan Securities Indonesia	Indonesia
J.P. Morgan Securities Canada Inc.	Canada
J.P. Morgan Espana S.A.	Spain
J.P. Morgan Whitefriars Inc.	Delaware
J.P. Morgan Whitefriars (UK)	United Kingdom
Morgan Guaranty Trust Company Limited	United Kingdom
J.P. Morgan Australia Group Pty Limited	Australia
J.P. Morgan Operations Australia Limited	Australia
J.P. Morgan Administrative Services Australia Limited	Australia
J.P. Morgan Australia Limited	Australia
J.P. Morgan Nominees Australia Limited	Australia
J.P. Morgan Securities Australia Limited	Australia
J.P. Morgan Portfolio Services Limited	Australia
JPMorgan Investments Australia Limited	Australia
J.P. Morgan Markets Australia Pty Limited	Australia
JPMorgan Colombia Holdings I, LLC	Delaware
JPMorgan Colombia Ltda.	Colombia
Patrimonio Autonomo "macondo"	Colombia
JPMorgan Colombia Holdings II, LLC	Delaware
JPMorgan Corporacion Financiera S.A.	Colombia
J.P. Morgan (Suisse) SA	Switzerland
J.P. Morgan Investimentos e Financas Ltda.	Brazil
J.P. Morgan Gavea Gestão de Patrimônio Ltda.	Brazil
J.P. Morgan Securities Asia Private Limited	Singapore
J.P. Morgan International Derivatives Ltd.	Jersey
J.P. Morgan Securities South Africa (Proprietary) Limited	South Africa
J.P. Morgan Malaysia Ltd.	Malaysia
J.P. Morgan Securities India Private Limited	India
Dearborn Merchant Services, Inc.	Canada
Chase Paymentech Solutions	Canada
First Data/Paymentech Canada Partner ULC	British Columbia
BOL Canada III, Inc.	Delaware
BOL Canada III Sub, Inc.	Delaware
BO Leasing III ULC	Canada
BOL Canada I, Inc.	Delaware
BOL Canada I Sub, Inc.	Delaware
BOL Canada II Sub, Inc.	Delaware
BOL Canada II Trust	Delaware
BO Leasing II ULC	Canada
JPMorgan Hedge Fund Services (Bermuda) Limited	Bermuda

December 31, 2012 Name	Organized Under The Laws Of
JPMorgan Hedge Fund Services (Ireland) Limited	Ireland
J.P. Morgan Securities (Taiwan) Limited	Taiwan
Bluebay Mauritius Investment Limited	Mauritius
Ambre Mauritius Investment Limited	Mauritius
Dauphine Mauritius Investment Limited	Mauritius
J.P. Morgan Structured Products B.V.	Netherlands
JPMorgan Holdings (Japan) LLC	Delaware
JPMorgan Securities Japan Co., Ltd.	Japan
J.P. Morgan Luxembourg International S.à r.l.	Luxembourg
J.P. Morgan Partners (CMB Reg K GP), Inc.	Delaware
J.P. Morgan Saudi Arabia Limited	Saudi Arabia
Asselijn Finance C.V.	Netherlands
Brysam Lux (Colombia), S.a.r.l.	Luxembourg
Paymentech Salem Services, LLC	Delaware
Chase Paymentech Europe Limited	Ireland
Cazenove Group Limited	Jersey
Cazenove IP Limited	United Kingdom
Cazenove Holdings Limited	Jersey
Bank One Europe Limited	United Kingdom
Manufacturers Hanover Leasing International Corp.	Delaware
Chase Access Services Corporation	Delaware
Chase Funding Corporation	Delaware
Chase Preferred Capital LLC	Delaware
CPCC Delaware Statutory Trust	Delaware
CPCC Texas Limited Partnership	Texas
CPCC Massachusetts Business Trust	Massachusetts
Cross Country Insurance Company	Vermont
Chase Mortgage Holdings, Inc.	Delaware
Harvest Opportunity Holdings Corp.	New York
Georgetown/Chase Phase I LLC	Delaware
J.P. Morgan Treasury Technologies Corporation	Delaware
DNT Asset Trust	Delaware
Ventures Business Trust	Maryland
J.P. Morgan Services Inc. Eimination Company	Delaware
J.P. Morgan Chase Custody Services, Inc.	Delaware
J.P. Morgan Mortgage Acquisition Corp.	Delaware
J.P. Morgan Electronic Financial Services, Inc.	New York
Banc One Real Estate Investment Corp.	Delaware
Banc One Kentucky Leasing Corporation	Kentucky
Banc One Equipment Finance, Inc.	Indiana
Banc One Community Development Corporation	Delaware
Banc One Building Corporation	Illinois
JPMN II Inc.	Nevada
JPMN Inc.	Nevada
Chase New Markets Corporation	Delaware
BONA Capital II, LLC	Delaware
BONA Capital I, LLC	Delaware
FNBC Leasing Corporation	Delaware
Guilford Capital Fund II, LLC	Delaware
Protech Tax Credit Fund III, LLC	United States
ICIB Fund I Holdings, Inc.	Delaware
FC Energy Finance I, Inc.	Delaware
Banc One Arizona Leasing Corporation	Arizona
FDC Offer Corporation	Delaware
Chase Merchant Services, L.L.C.	Delaware
Chase Paymentech Solutions, LLC	Delaware
Paymentech, LLC	Delaware
Paymentech, Inc.	Delaware
Paymentech Management Resources, Inc.	Delaware
Collegiate Funding Services, L.L.C.	Virginia
Collegiate Funding of Delaware, L.L.C.	Delaware

December 31, 2012 Name	Organized Under The Laws Of
Collegiate Funding Services Education Loan Trust 2003B	Delaware
Collegiate Funding Services Education Loan Trust 2004A	Delaware
Collegiate Funding Services Education Loan Trust 2005A	Delaware
Collegiate Funding Services Education Loan Trust 2005B	Delaware
Chase Student Loans, Inc.	Delaware
JPMorgan Chase Bank (China) Company Limited	Peoples Republic of China
J.P. Morgan Commercial Mortgage Inc.	New York
Bear Stearns Mortgage Capital Corporation	Delaware
Bear, Stearns Funding, Inc.	Delaware
JPMorgan Xign Corporation	Delaware
California Reconveyance Company	California
HCP Properties, Inc.	California
JPMC Mortgage Funding LLC	Delaware
WaMu 2007 MF-1 Trust	United States
WaMu 2008 SFR- 2	United States
Providian Bancorp Services	California
Second and Union, LLC	Delaware
Stockton Plaza, Incorporated	Florida
WaMu Asset Acceptance Corp.	Delaware
WaMu Capital Corp.	Washington
Washington Mutual Mortgage Securities Corp.	Delaware
WM Asset Holdings Corp.	Delaware
JPMC Real Estate Investment Trust	Maryland
Washington Mutual Preferred Funding LLC	Delaware
Washington Mutual Home Equity Trust I	Delaware
Wamu 2006-OA1	Delaware
Wamu 2007-Flex 1	United States
JPMC Specialty Mortgage LLC	Delaware
WMB Baker LLC	Nevada
FA Out-of-State Holdings, Inc.	California
Ahmanson Marketing, Inc.	California
CRP Properties, Inc.	California
FA California Aircraft Holding Corp.	California
Pacific Centre Associates LLC	California
WMRP Delaware Holdings LLC	Delaware
WMICC Delaware Holdings LLC	Delaware
Irvine Corporate Center, Inc.	California
Savings of America, Inc.	California
Washington Mutual Community Development, Inc.	California
Rivergrade Investment Corp.	California
Commercial Loan Partners L.P.	Nevada
Chase NMTC Crown Heights, LLC	Delaware
Attollo Holding Corp.	Delaware
Isolieren Holding Corp.	Delaware
We Uterque Holding Corp.	Delaware
Chase Community Equity, LLC	Delaware
Chase NMTC CHASS Investment Fund, LLC	Delaware
Chase NMTC KIPP Bronx Investment Fund, LLC	Delaware
Chase NMTC Madison Theatre Investment Fund, LLC	Delaware
Chase NMTC CFHC Investment Fund, LLC	Delaware
CNMC Sub-CDE 2, LLC	Delaware
Chase NMTC Swedish Covenant Investment Fund, LLC	Delaware
Chase NMTC Cook Investment Fund, LLC	Delaware
Chase NMTC SA St. Joseph Investment Fund, LLC	Delaware
Georgetown/Chase Phase II LLC	Delaware
JPMorgan Chase Funding Inc.	Delaware
PropPartners Master Fund L.P.	Cayman Islands
J.P. Morgan Indies SRL	Barbados
Madison Rubicon Holdings, LLC	Delaware
Rubicon US REIT, Inc.	Delaware
JPMorgan China Investment Company Limited	Delaware

December 31, 2012 Name	Organized Under The Laws Of
JPS Credit Opportunities Master Fund, L.P.	Cayman Islands
JPMorgan Distribution Services, Inc.	Delaware
JPMorgan Funds Management, Inc.	Delaware
JPMorgan Private Capital Asia Corp.	Delaware
JPMorgan Private Capital Asia GP Limited	Cayman Islands
JPMorgan Private Capital Asia General Partner, L.P.	Cayman Islands
JPMorgan Private Capital Asia Fund I, L.P.	Cayman Islands
JPMorgan PCA Holdings (Mauritius) I Limited	Mauritius
JPMorgan Securities Holdings LLC	Delaware
J.P. Morgan Commercial Mortgage Investment Corp.	Delaware
Reoco, Inc.	Delaware
J.P. Morgan Institutional Investments Inc.	Delaware
Neovest, Inc.	Utah
JPMorgan Special Situations Asia Corporation	Delaware
JPMorgan Special Situations (Mauritius) Limited	Mauritius
J.P. Morgan Advisors India Private Limited	India
Silver Summit (Delaware) Corporation	Delaware
Magenta Magic Limited	British Virgin Islands
Mountain Orchard Limited	Mauritius
Sterling Pathway	Mauritius
Banrod Investments Limited	Cyprus
JPMorgan Mauritius Holdings IV Limited	Mauritius
JPMorgan Mauritius Holdings VII Limited	Mauritius
Harbour Formosa Investment Holdings Limited	Mauritius
Harbour Victoria Investment Holdings Limited	Mauritius
JPMorgan Global Special Situations I LLC	Delaware
J.P. Morgan (China) Venture Capital Investment Company Limited	Peoples Republic of China
JPMorgan Global Special Situations II LLC	Delaware
J.P. Morgan Special Opportunities (Delaware) I LLC	Delaware
J.P. Morgan Special Opportunities (Delaware) II LLC	Delaware
J.P. Morgan Special Opportunities (Delaware) III LLC	Delaware
JPMP Capital Corp.	New York
J.P. Morgan Partners, LLC	Delaware
JPMP Capital, LLC	Delaware
J.P. Morgan Partnership Capital Corporation	Delaware
Peabody Real Estate Partnership Corporation	Delaware
The Peabody Fund Consultants, Inc.	Delaware
J.P. Morgan Capital, L.P.	Delaware
J.P. Morgan Investment Holdings, LLC	Delaware
JPMCC Belgium (SCA)	Belgium
JPMREP Holding Corporation	Delaware
JPMorgan Real Estate Partners, L.P.	Delaware
PIM Continental LLC	Delaware
Patriot-JPM Conti Charlotte Holdings, LLC	Delaware
PIM SP4 Office Holdings, LLC	Delaware
JPMorgan Real Estate Partners, LP, BofA Plaza LLC	Delaware
Westcore Vine, LP	Delaware
LabMorgan Corporation	Delaware
J.P. Morgan Financial Investments Limited	United Kingdom
LabMorgan Investment Corporation	Delaware
LabMorgan Investment LLC	Delaware
Max Recovery Australia Pty Limited	Australia
MorServ, Inc.	Delaware
NBD Community Development Corporation	Michigan
Offshore Equities, Inc.	New York
Park Assurance Company	Vermont
SCG Equities I Holding Corp.	Delaware
SIG Holdings, Inc.	New York
J.P. Morgan SIG Holdings (Spain), S.L.	Spain
Special Situations Investing Inc.	Delaware
The Bear Stearns Companies LLC	Delaware

December 31, 2012 Name	Organized Under The Laws Of
Bear, Stearns International Holdings Inc.	New York
BSG Insurance Holdings Limited	United Kingdom
Minster Insurance Company Limited	United Kingdom
EMC Mortgage LLC	Delaware
Bear Stearns Asset Management Inc.	New York
Bear Stearns Access Fund Management LLC	Delaware
Bear Stearns Access Fund VII, L.P.	Delaware
Bear Stearns Capital Markets Inc.	Delaware
Bear Stearns Alternative Assets International Limited	Cayman Islands
Bear Stearns Investment Products Inc.	New York
Strategic Mortgage Opportunities REIT Inc.	Delaware
Bear Stearns International Funding I, Inc.	Delaware
Bear Stearns International Funding (Bermuda) Limited	Bermuda
Bear Stearns Overseas Funding Unlimited	United Kingdom
Bear Stearns International Funding II, Inc.	Delaware
Bear Hunter Holdings LLC	Delaware
Vandelay Recoveries Inc.	Delaware
Max Recovery Canada Company	Canada
PricingDirect Inc.	Delaware
Plymouth Park Tax Services LLC	Delaware
Madison Tax Capital, LLC	Delaware
eCAST Settlement Corporation	Delaware
Bear, Stearns Realty Investors, Inc.	Delaware
Bear Stearns Corporate Lending Inc.	Delaware
Bear Strategic Investments Corp.	Delaware
Bear Stearns Singapore Holdings Pte Ltd	Singapore
Bear Stearns Services Inc.	Delaware
MLP Investment Holdings, Inc.	Delaware
Gregory/Madison Avenue LLC	Delaware
Bear Stearns Residential Mortgage Corporation	Delaware
Bear Stearns UK Holdings Limited	United Kingdom
Bear Stearns Holdings Limited	United Kingdom
J.P. Morgan Markets Limited	United Kingdom
Bear Stearns International Trading Limited	United Kingdom
Community Capital Markets LLC	Delaware
Commercial Lending LLC	Delaware
Indiana Four Holdings LLC	Delaware
Indiana Four LLC	Delaware
CL II Holdings LLC	Delaware
Commercial Lending II LLC	Delaware
Commercial Lending III LLC	Delaware
Bear UK Mortgages Limited	United Kingdom
Rooftop Holdings Limited	United Kingdom
Rooftop Funding Limited	United Kingdom
Rooftop Mortgages Limited	United Kingdom
Max Recovery Limited	United Kingdom
MAX Recovery Inc.	Delaware
MAX Flow Corp.	Delaware
Bear Growth Capital Partners, LP	Delaware
J.P. Morgan Mansart Management Limited	United Kingdom
Aldermanbury Investments Limited	United Kingdom
Principal Real Estate Funding Corporation Limited	United Kingdom
Bear Stearns MB 1998-1999 Pre-Fund, LLC	Delaware